Exhibit 24(b)(5.2):  Opportunity Plus Application 300-TDA-HH 09 (XC) 09/01/2014

OPPORTUNITY PLUS APPLICATION TDA GROUP CONTRACT
Voya Retirement Insurance and Annuity Company 1A member of the VoyaTM family of companies [Home Office: Windsor, CT Opportunity Plus Service Center PO Box 9810 Providence, RI 02940-8010]	Opportunity Plus Logo

CLIENT INFORMATION
Name			TIN
Address - Mandatory (# and street/PO box)
City	State		ZIP
ACCOUNT INFORMATION
Name of plan (if any)
Contract effective date
Is Voya to bill for payments due? ☐ Yes	☐ No
Will this contract change or replace any existing life insurance or annuity contract? ☐ Yes			☐ No
If yes provide carrier name, account number, and date to be canceled.

RIGHT OF INVESTMENT SELECTION
Special Requests
I understand that annuity payments and termination values (if any) provided by the contract being applied for, when based on the investment experience of a separate account, are variable and not guaranteed as to fixed dollar amount.
Dated at (city and state)	this	day of	20
Witness	Contractholder
Corrections and amendments (Internal use only). Errors and omissions may be corrected by the Company but no change in plan, classification, amount, or extra benefits shall be made without written consent of the Contract Holder.
AGENT NOTE
Do you have any reason to believe any existing Life Insurance or Annuity Contracts will be modified or replaced if this Contract is issued? ☐ Yes ☐ No
Agent Signature			Date
AGENT INFORMATION
Voya Office Name			VRIAC Code
Client Reporting Agent Name			VRIAC Code
Is this case to be tied to an existing case?	☐ Yes ☐ No
If yes, indicate existing case name and Master Billing Group #.
Home Office approved for Modified Group, indicate:
Agent of Record name (if any)			VRIAC Code
Asset Base Compensation should go to ☐ AOR ☐ Producer
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Billing Group #
Home Office Use Only
State	Area		Agency		ER #
App Dis		Plan all			Contract Type
Plan Type	Confirm	Owner	Bill	Submarket	Higher Int
SIRI		Sep Acct		Exper Dte
Metr Bg	ABC		Alloc Code		TPA
Client Report

Affix prospectus
Receipt Here

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MASTER APPLICATION SUPPLEMENTAL DATA SHEET

1Voya Retirement Insurance and Annuity Company [A member of the VoyaTM family of companies PO Box 9810 Providence, RI 02940-8010]			Opportunity Plus Logo

Please complete this form in addition to the Opportunity Plus Application TDA Group Contract (300-TDA-HH (XC)). This Form must accompany the application form when it is received in the Opportunity Plus Processing Office. Please deliver to the address:
Voya Retirement Insurance and Annuity Company
Opportunity Plus
PO Box 9810
Providence, RI 02940-8010
INFORMATION
School District Name
Payroll Department Contact Name			Phone
ENROLLMENT PERIOD
☐ Open		☐ Specified period
From			To
TDA SALARY REDUCTIONS
Payroll Frequency		Remittance Frequency
☐ Monthly		☐ Monthly
☐ Bi-Weekly		☐ Bi-Weekly
☐ _______________________ ☐
Will you remit over the summer?
Will you be remitting employer money?
ROTH SALARY REDUCTIONS[1]
Payroll Frequency		Remittance Frequency
☐ Monthly		☐ Monthly
☐ Bi-Weekly		☐ Bi-Weekly
☐ _______________________ ☐
[1]Wage withholding is required in connection with Employee Roth contributions.
METHOD OF REMITTANCE
☐ Check	☐ EFT	☐ Wire Transfer
PAYROLL REDUCTION/CHANGES
Must be submitted		working days before the beginning of the payroll cycle.
PAYROLL CYCLE
The next payroll cycle date (mm/dd/yyyy) is
Notes

300-TDA-HH 09 (XC)		Page 3 of 3 - Incomplete without all pages.	Order #143922 Form #300-TDA-HH (XC) 09/01/2014